UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 7, 2010
G-III APPAREL GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)
Registrant’s telephone number, including area code: (212) 403-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On June 7, 2010, G-III Apparel Group, Ltd. (the “Company”) announced its results of operations for the first fiscal quarter ended April 30, 2010. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.
99.1    Press release of G-III Apparel Group, Ltd. issued on June 7, 2010 relating to its first quarter fiscal 2010 results.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.
Date: June 7, 2010	By:	/s/ Neal S. Nackman
		Name:	Neal S. Nackman
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of G-III Apparel Group, Ltd. issued on June 7, 2010 relating to its first quarter fiscal 2010 results.